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                              MARKETWATCH FUNDS

                           MarketWatch Equity Fund

                             S U P P L E M E N T

                            dated January 3, 1997

                                      to

                                  PROSPECTUS

                             dated March 29, 1996

   Under the section entitled "Sales Charge Waivers" on page 13 of the Prospectus, the following are added to the classes of investors that may purchase Shares of the Fund with no sales charge:

        (1) banks, trust companies and thrift institutions purchasing Shares in a fiduciary capacity and for which the Adviser or any of its affiliates acts in an advisory capacity;

        (2) broker-dealers and their affiliates purchasing Shares in a fiduciary, advisory, custodial, agency or similar capacity for managed account programs or with the liquidation proceeds from such accounts.

   The Company must be notified at the time of purchase that the purchase qualifies for a sales charge waiver.